UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR

                   Certified Shareholder Report of Registered

                         Management Investment Companies

                  Investment Company Act file number: 811-6259



                               Stratus Fund, Inc.
               (Exact name of registrant as specified in charter)

                               6811 S. 27th Street

                                 P.O. Box 82535
                             Lincoln, NE 68501-2535
                    (Address of principal executive offices)

                                  Jon C. Gross
                               Stratus Fund, Inc.
                                 P.O. box 82535
                          Lincoln, Nebraska 68501-2535
                     (Name and address of agent for service)


Registrant's telephone number:    (402) 323-1846
                                  (888) 769-2362

Date of fiscal year end:          June 30

Date of reporting period:         June 30, 2007

Item 1.  Report to Stockholders


                               STRATUS FUND, INC.



                                     GROWTH
                              GOVERNMENT SECURITIES




                                  ANNUAL REPORT
                                  JUNE 30, 2007

                               STRATUS FUND, INC.
                          Annual Report to Shareholders
                                  June 30, 2007


                                Table of Contents


Management's Discussion of Fund Performance....................................1


Performance....................................................................4


Expense Example................................................................6


Financial Statements
                Schedules of Investments.......................................8
                Statement of Assets and Liabilities...........................13
                Statement of Operations.......................................14
                Statement of Changes in Net Assets............................15
                Financial Highlights..........................................16
                Notes to Financial Statements.................................20


Report of Independent Registered Public Accounting Firm.......................27


Directors and Executive Officers..............................................28


Approval of Investment Advisory Agreement.....................................30


Other Information.............................................................31

Dear Fellow Shareholders:

At this time, the economy is in the process of bouncing back from the slow growth recorded in the first quarter of 2007. Gross Domestic Product grew at only a 0.6% pace for that time period, raising concern by economists that we could be on our way towards slipping into recessionary conditions. Fortunately the second calendar quarter showed GDP growing at a 3% rate. For calendar year 2007, the Federal Reserve is forecasting the economy to grow in the 2.25% - 2.50% range, which is viewed as desirable from their perspective.

In terms of some of the economy's components, consumer spending has held up well despite high energy prices and a significant slowdown in the housing sector, while the industrial side of the economy has strengthened since the first quarter, giving the economy a better balance. Export industries have benefited from the continued weakening of the dollar on world markets.

The slower economic growth has allowed the core rate of inflation to come down to levels not too far above the 1.50% - 2.00% target set by the Federal Reserve. Fed Funds has remained at 5.25% for over one year, and Dr. Ben Bernanke and his associates at the Fed may feel comfortable in leaving Fed Funds at that level through 2007.

Over the past year, the stock market has done quite well, posting positive returns each quarter, resulting in an S&P 500 Index return of 20.6% for the fiscal year ending June 30, 2007. Corporate profits have been surprisingly strong, helping the stock market to forge ahead while the average price/earnings ratio has held steady at around 15 to 16 times earnings.

Therefore, with reasonable valuations, stocks may have additional room to appreciate on the upside, particularly if there continues to be abundant liquidity in the marketplace. Some investment dollars have flowed from bonds and cash equivalents to stocks and corporations have added to their cash holdings, allowing them to purchase their own stock on the open market. Private equity funds have also been very active in their pursuit of entire companies that might be candidates to be taken private. All in all the climate has been one of a rising demand for, and a shrinking supply of, common stocks, which has resulted in stocks reaching all time highs in many cases.

GOVERNMENT SECURITIES PORTFOLIO

Government bond yields ended the year slightly lower. The US government bond yield curve became somewhat upward sloping as higher commodity prices, tight labor markets and stronger 2nd quarter 2007 Gross Domestic Product growth served to elevate inflationary fears. The yield on the 5 year US Treasury note fell 16 basis points during the year.

The Stratus Government Securities Portfolio achieved a return of 4.62% (institutional)/ 4.62% (retail), slightly lower than our benchmark, the Merrill Lynch 1 to 10 year US treasury index, which returned 5.27%. A deteriorating housing market has been countered by favorable economic data which increased uncertainty regarding future Fed policy. A major re-pricing of credit in all sectors of the bond market occurred last quarter due to problems in the sub-prime mortgage sector. The five year government note yield rose from 4.4% to 5.2%, before a flight-to-quality bid emerged in June. The re-pricing of credit premiums has impacted some of the US government agency bond holdings in the Stratus Government Securities Portfolio and caused a slight underperformance in the Portfolio last quarter.

The Portfolio's holdings remain of a high quality and we expect to capture excess returns from our Government agency and Government mortgage backed securities in the coming quarters. Many sectors in the Government agency market look very attractive relative to US Treasury bonds.

GROWTH PORTFOLIO

The strategy employed by the Stratus Growth Portfolio is to invest primarily in growth stocks selling at reasonable prices. The Growth Portfolio emphasizes large capitalization stocks and the quarter-to-quarter earnings for stocks held in the Growth Portfolio are monitored very closely. Risk control is used in the form of varying cash reserves in relation to the assessment of risk versus reward for individual stocks or for the stock market in general.

The Stratus Growth Portfolio is well diversified with over 80 stocks currently in the portfolio. The fact that large cap growth stocks were the worst performing category of stock funds in calendar 2006, contributed to the under performance of the Stratus Growth Portfolio for the fiscal year ending June 30, 2007, over which time the Portfolio achieved a total return of 11.80% (institutional)/ 11.95% (retail). It was more rewarding to be invested in the mid and small cap portion of the S & P 500 Index versus the top 100 stocks in terms of capitalization. Thus far in 2007, large caps are doing significantly better in terms of relative performance versus small and mid-cap stocks, which provides some renewed optimism that the Stratus Growth Portfolio will enjoy success, both on an absolute and relative basis, as we journey through the current fiscal year.

We thank you for your past and continued investment in the Stratus Family of Funds.

Respectfully,



Bill Eastwood, CFA
Mark Portz, CFA

PERFORMANCE

[Graphic Obmitted]   [Information given as text]   [see pdf.file for graphic]

                GROWTH INSTITUTIONAL PORTFOLIO AND S&P 500 INDEX
              COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

                    Date           Growth Institutional Shares     S&P 500 Index
                  ---------        ---------------------------     -------------
                  10/8/1993                 250,000                     250,000
                  6/30/1997                 489,246                     527,213
                  6/30/1998                 598,281                     686,197
                  6/30/1999                 696,015                     843,378
                  6/30/2000                 748,377                     904,665
                  6/30/2001                 652,916                     770,578
                  6/30/2002                 570,429                     632,002
                  6/30/2003                 547,649                     633,588
                  6/30/2004                 664,367                     754,669
                  6/30/2005                 716,460                     802,365
                  6/30/2006                 769,906                     871,750
                  6/30/2007                 860,721                   1,051,225


      Average Annual Return            End of Period (06/30/2007) Values
      ---------------------------      -----------------------------------------
      1 Year              11.80%       Growth Institutional Shares   $860,720.63
      5 Years              8.58%       S&P 500                     $1,051,224.83
      10 Years             5.81%
      Life of Fund         9.43%




[Graphic Obmitted]   [Information given as text]   [see pdf.file for graphic]

                    GROWTH RETAIL PORTFOLIO AND S&P 500 INDEX
     COMPARISON OF CHANGE IN VALUE OF $9,550 INVESTMENT (NET OF SALES LOAD)

                    Date                Growth Retail Shares       S&P 500 Index
                    ----                --------------------       -------------
                   1/7/1998                    9,550                    9,550
                  6/30/1998                   11,163                   11,242
                  6/30/1999                   12,959                   13,817
                  6/30/2000                   13,890                   14,821
                  6/30/2001                   12,071                   12,624
                  6/30/2002                   10,499                   10,354
                  6/30/2003                   10,040                   10,380
                  6/30/2004                   12,206                   12,363
                  6/30/2005                   13,177                   13,145
                  6/30/2006                   14,164                   14,282
                  6/30/2007                   15,857                   17,222


      Average Annual Return            End of Period (06/30/2007) Values
      ---------------------------      -----------------------------------------
      1 Year              11.95%       Growth Retail Shares           $15,856.53
      5 Years              8.60%       S&P 500                        $17,221.80
      Life of Fund         5.50%

Results for the Retail Shares on the graph above reflect payment of a maximum sales charge of 4.5% on the $10,000 investment with dividends and capital gains reinvested. Average annual return, in the chart above, does not include payment of a sales charge and assumes reinvestment of dividends and capital gains. Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares. Growth Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2007. Growth Portfolio Retail Shares for the period January 7, 1998 (inception) through June 30, 2007.

[Graphic Obmitted]   [Information given as text]   [see pdf.file for graphic]

      GOVERNMENT SECURITIES INSTITUTIONAL PORTFOLIO TTED][GRAPHIC OMITTED]
              AND MERRILL LYNCH U.S. TREASURY INTER-TERM BOND INDEX COMPARISON OF CHANGE IN VALUE OF $250,000 INVESTMENT

                                                                Merrill Lynch
                                     Government Securities      U.S. Treasury
                     Date               Institutional           Inter-Term Bond
                     ----               -------------           ---------------
                  10/8/1993               250,000                   250,000
                  6/30/1997               290,031                   298,713
                  6/30/1998               310,449                   323,950
                  6/30/1999               323,869                   331,848
                  6/30/2000               336,478                   347,166
                  6/30/2001               365,898                   379,705
                  6/30/2002               390,020                   410,166
                  6/30/2003               409,145                   443,263
                  6/30/2004               408,977                   441,408
                  6/30/2005               420,897                   457,898
                  6/30/2006               422,035                   457,762
                  6/30/2007               441,517                   481,905


 Average Annual Return        End of Period (06/30/2007) Values
 ---------------------        --------------------------------------------------
 1 Year              4.62%    Government Securities Institutional
 5 Years             2.51%         Shares                            $441,517.15
 10 Years            4.29%    Merrill Lynch U.S. Treasury
 Life of Fund        4.23%         Inter-Term Bond                   $481,905.16




[Graphic Obmitted]   [Information given as text]   [see pdf.file for graphic]

       GOVERNMENT SECURITIES RETAIL PORTFOLIO C OMITTED][GRAPHIC OMITTED]
              AND MERRILL LYNCH U.S. TREASURY INTER-TERM BOND INDEX COMPARISON OF CHANGE IN VALUE OF $9,700 INVESTMENT (NET OF SALES LOAD)

                                   Government Securities     Lynch U.S. Treasury
                    Date            Retail Shares Merrill       Inter-Term Bond
                    ----            ---------------------       ---------------
                  1/13/1998                   9,700                   9,700
                  6/30/1998                   9,853                  10,030
                  6/30/1999                  10,244                  10,275
                  6/30/2000                  10,610                  10,749
                  6/30/2001                  11,507                  11,757
                  6/30/2002                  12,229                  12,700
                  6/30/2003                  12,787                  13,724
                  6/30/2004                  12,754                  13,667
                  6/30/2005                  13,129                  14,178
                  6/30/2006                  13,164                  14,173
                  6/30/2007                  13,771                  14,921


 Average Annual Return        End of Period (06/30/2007) Values
 ---------------------        --------------------------------------------------
 1 Year              4.62%    Government Securities Retail Shares     $13,771.31
 5 Years             2.40%    Merrill Lynch U.S. Treasury
 Life of Fund        3.77%         Inter-Term Bond                    $14,920.87


Results for the Retail Shares on the graph above reflect payment of a maximum sales charge of 3% on the $10,000 investment with dividends and capital gains reinvested. Average annual return, in the chart above, does not include payment of a sales charge and assumes reinvestment of dividends and capital gains. Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares. Government Securities Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2007. Government Securities Portfolio Retail Shares for the period January 13, 1998 (inception) through June 30, 2007.
                                        5

                                 EXPENSE EXAMPLE


As a shareholder of Stratus Fund,  Inc. (the Fund) you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at January 1, 2007 and held until June 30, 2007.

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Year Ended June 30, 2007" to estimate the expenses you paid on your account during this period.

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                        STRATUS FUND, INC.
                                     Expense Example Continued

                                           Beginning      Ending Account Value   Expenses Paid During
                                       Account Value at  Using Actual Return at   Six Months Ended
                                       January 1, 2007      June 30, 2007           June 30, 2007*
                                      -----------------  ----------------------  --------------------
ACTUAL
Growth Institutional                      $1,000.00            $1,059.30               $5.87
Growth Retail                             $1,000.00            $1,059.50               $5.87
Government Securities Institutional       $1,000.00            $1,010.90               $4.54
Government Securities Retail              $1,000.00            $1,011.00               $4.54

                                          Beginning                              Expenses Paid During
                                       Account Value at   Ending Account Value    Six Months Ended
                                       January 1, 2007      Using 5% Return        June 30, 2007*
                                      -----------------  ----------------------  --------------------
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Growth Institutional                      $1,000.00            $1,019.09               $5.76
Growth Retail                             $1,000.00            $1,019.09               $5.76
Government Securities Institutional       $1,000.00            $1,020.28               $4.56
Government Securities Retail              $1,000.00            $1,020.28               $4.56

--------------------------------------
* Expenses  are equal to the Fund's  expense  ratio of 1.15%  (Growth  Portfolio
Institutional  and Retail  Shares) and 0.91%  (Government  Securities  Portfolio
Institutional  and Retail Shares),  multiplied by the average account value over the period,  multiplied by 181 days divided by 365 days (to reflect the one-half year period).

                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                 June 30, 2007

                                                                     Percent of
    Shares           Common Stock - 98.07%              Net Assets   Fair Value
    ------           ---------------------              ----------   ----------

               Basic Materials                            15.84%
               ---------------
    12,000     Air Products & Chemicals, Inc.                          $964,440
     6,000     Apache Corporation                                       489,540
     9,000     Baker Hughes, Inc.                                       757,170
     9,000     Chevron Corp.                                            758,160
    14,000     ConocoPhillips                                         1,099,000
    17,000     El DuPont de Nemours & Co.                               864,280
     8,000     Exxon Mobil Corp.                                        671,040
     9,000     Freeport McMoran Copper & Gold, Inc.                     745,380
    12,000     Halliburton Co.                                          414,000
    10,000     Nucor Corp.                                              586,500
    11,000     Occidental Petroleum Corp.                               636,680
    21,000     Peabody Energy Corp.                                   1,015,980
     9,000     Potash Corp. of Saskatchewan, Inc.                       701,730
    13,000     Praxair, Inc.                                            935,870
                                                                     ----------
                                                                     10,639,770

               Conglomerates                               3.11%
               -------------
    11,000     3M Co.                                                   954,690
    16,000     United Technologies Corp.                              1,134,880
                                                                      ---------
                                                                      2,089,570

               Consumer Goods                             10.51%
               --------------
    14,000     Avery Dennison Corp.                                     930,720
    18,000     Coach, Inc. *                                            853,020
    14,000     Ecolab, Inc.                                             597,800
    31,000     Newell Rubbermaid, Inc.                                  912,330
    27,000     Pepsico, Inc.                                          1,750,950
    15,000     Procter & Gamble Co.                                     917,850
    12,000     VF Corp.                                               1,098,960
                                                                      ---------
                                                                      7,061,630

               Diversified Operations                      1.96%
               ----------------------
        12     Berkshire Hathaway, Inc.*                              1,313,700

               Financial Services                         12.42%
               ------------------
    21,000     American International Group, Inc.                     1,470,630
    29,000     Citigroup, Inc.                                        1,487,410
     9,000     Franklin Resources, Inc.                               1,192,230
     4,000     Goldman Sachs Group, Inc.                                867,000
    12,000     JPMorgan Chase & Co.                                     581,400
     6,000     Merrill Lynch & Co., Inc.                                501,480
    11,000     Morgan Stanley                                           922,680
    40,000     US Bancorp                                             1,318,000
                                                                      ---------
                                                                      8,340,830

               Healthcare                                  8.78%
               ----------
    19,000     Abbott Laboratories                                    1,017,450
    12,000     Aetna, Inc.                                              592,800
    16,000     Baxter International, Inc.                               901,440
    24,000     Dentsply International, Inc.                             918,240
    18,000     Stryker Corporation                                    1,135,620
    26,000     United Health Group, Inc.                              1,329,640
                                                                      ---------
                                                                      5,895,190
               Industrial Goods                           10.86%
               ----------------
     8,000     Black & Decker Corp.                                     706,480
     6,000     Caterpillar, Inc.                                        469,800
    16,000     Danaher Corp.                                          1,208,000
    24,000     Emerson Electric Co.                                   1,123,200
    34,000     General Electric Co.                                   1,301,520
    22,000     Honeywell International, Inc.                          1,238,160
    10,000     Illinois Tool Works, Inc.                                541,900
    18,000     Waste Management, Inc.                                   702,900
                                                                      ---------
                                                                      7,291,960

                                GROWTH PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued))
                                 June 30, 2007

                                                                     Percent of
    Shares           Common Stock - 98.07%              Net Assets   Fair Value
    ------           ---------------------              ----------   ----------

               Services                                   17.40%
               --------
     8,000     Autozone, Inc. *                                       1,092,960
    12,000     Best Buy Company, Inc.                                   560,040
    40,000     CVS Caremark Corp.                                     1,458,000
    10,000     FedEx Corporation                                      1,109,700
    10,000     J.C. Penney Company, Inc.                                723,800
    12,000     Lowe's Companies, Inc.                                   368,280
    18,000     McDonald's Corp.                                         913,680
    22,000     Staples, Inc.                                            522,060
    31,000     Sysco Corp.                                            1,022,690
    46,000     Time Warner, Inc.                                        967,840
    14,000     Union Pacific Corp.                                    1,612,100
    14,000     Walgreen Co.                                             609,560
    15,000     Wal-Mart Stores, Inc.                                    721,650
                                                                     ----------
                                                                     11,682,360

               Technology                                 14.88%
               ----------
    20,000     AT&T Inc.                                                830,000
    30,000     Cisco Systems, Inc.*                                     835,500
    44,000     EMC Corp. *                                              796,400
    17,000     Fiserv, Inc. *                                           965,600
    18,000     Hewlett-Packard Co.                                      803,160
    27,000     Intel Corp.                                              641,520
     9,000     International Business Machines Corp.                    947,250
    10,000     Linear Technology Corp.                                  361,800
    33,000     Microsoft Corp.                                          972,510
    43,000     Oracle Corp. *                                           847,530
    26,000     Qlogic Corp. *                                           432,900
     7,000     Qualcomm, Inc.                                           303,730
    14,000     Texas Instruments, Inc.                                  526,820
    16,000     Xilinx, Inc.                                             428,320
    11,000     Yahoo!, Inc. *                                           298,430
                                                                      ---------
                                                                      9,991,470

               Utilities                                   2.31%
               ---------
    27,000     Duke Energy Corp.                                        494,100
    20,000     Questar Corp.                                          1,057,000
                                                                      ---------
                                                                      1,551,100

    Shares              Other Securities - 2.01%
    ------              ------------------------
 1,346,808     Mutual Funds                                2.01%      1,346,808
                                                                      ---------



          Total investments in securities
                (cost $52,710,491)                      100.08%     $67,204,388
          Other assets, less liabilities                 (0.08%)        (52,102)
                                                        -------     -----------
          NET ASSETS                                    100.00%     $67,152,286
                                                        =======     ===========

*Indicates nonincome-producing security

Industry classifications are unaudited

See accompanying notes to financial statements

[Graphic Obmitted]   [Information given as text]   [see pdf.file for graphic]

                    GROWTH PORTFOLIO COMPOSITION (UNAUDITED)

                Services                                 17.40%
                Basic Materials                          15.84%
                Technology                               14.88%
                Financial Services                       12.42%
                Industrial Goods                         10.86%
                Consumer Goods                           10.51%
                Healthcare                                8.78%
                Conglomerates                             3.11%
                Utilities                                 2.31%
                Diversified Operations                    1.96%
                Other                                     1.93%

                         GOVERNMENT SECURITIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                 June 30, 2007


 Principal                                                            Percent of
   Amount                                                 Net Assets  Fair Value
   ------                                                 ----------  ----------

            Government Agency Bonds                         35.84%
            -----------------------
$2,000,000  Farmer Mac 5.00% due 7/15/11                             $2,011,338
 2,000,000  Federal Home Loan Bank  3.625%  due 11/14/08              1,957,530
 2,000,000  Federal Home Loan Bank 4.50% due 8/14/09                  1,973,154
 1,000,000  Federal Home Loan Bank 4.50% due 9/26/08                    990,901
 2,500,000  Federal Home Loan Bank 5.00% due 03/09/12                 2,472,300
 2,000,000  Federal Home Loan Bank 5.25% due 03/13/09                 2,001,084
 1,000,000  Federal Home Loan Bank 5.375% due 6/14/13                 1,000,904
 2,950,000  Federal Home Loan Mortgage  5.00%  due 9/17/07            2,947,616
 1,000,000  Federal Home Loan Mortgage  5.25%  due 4/18/16              986,622
 1,000,000  Federal Home Loan Mortgage  5.81% due 4/04/08             1,003,296
                                                                     ----------
                                                                     17,344,745

            Mortgage Backed Securities                      27.82%
            --------------------------
 3,777,721  Federal Home Loan Mortgage Pool 4.00% due 5/01/19         3,509,907
   423,156  Federal Home Loan Mortgage Pool 5.00% due 10/01/12          414,394
 1,009,552  Federal Home Loan Mortgage Pool 5.00% due 2/01/18           979,304
   434,371  Federal Home Loan Mortgage Pool 5.50% due 9/01/17           429,379
   476,157  Federal Home Loan Mortgage Pool 5.50% due 11/01/16          470,813
   182,222  Federal Home Loan Mortgage Pool 6.00% due 3/01/17           183,230
 1,953,017  Federal Home Loan Mortgage CMO 5.50% due 12/15/20         1,923,280
   667,897  Federal National Mortgage Assn. Pool 4.50% due 5/01/15      646,467
    71,688  Federal National Mortgage Assn. Pool 5.50% due 3/01/17       70,889
   230,236  Federal National Mortgage Assn. Pool 6.00% due 6/01/16      231,609
   261,374  Federal National Mortgage Assn. Pool 6.00% due 12/01/16     262,932
   635,599 Government National Mortgage Assn. Pool 3.50% due 8/20/34 629,901 1,921,365 Government National Mortgage Assn. Pool 4.50% due 5/15/18 1,833,459 1,503,418 Government National Mortgage Assn. Pool 5.00%
                due 11/15/33                                          1,425,370
   454,177  Government National Mortgage Assn. Pool 5.50% due 8/20/32   456,473
                                                                     ----------
                                                                     13,467,407

       Treasury Notes/Bonds/Inflation Protected Securities  25.67%
       ---------------------------------------------------
 1,000,000  US Treasury Note  3.125%  due 10/15/08                      977,266
 3,000,000  US Treasury Note  3.375%  due 9/15/09                     2,906,250
 2,500,000  US Treasury Note  4.625%  due 11/15/16                    2,422,853
 2,000,000  US Treasury Note  4.875%  due 10/31/08                    1,997,188
 2,000,000  US Treasury Note  5.125%  due 5/15/16                     2,011,250
 2,230,977  US Treasury Inflation Protected
                Security 1.875% due 7/15/15                           2,108,273
                                                                     ----------
                                                                     12,423,080

            Corporate Bonds                                  7.10%
            ---------------
 1,500,000  Caterpillar 4.50% due 6/15/09                             1,476,905
 1,000,000  Home Depot 5.20% due 3/01/11                                982,865
 1,000,000  National City Bank Bond 4.50% due 3/15/10                   978,476
                                                                        -------
                                                                      3,438,246

    Shares  Other Securities                                 2.80%
            ----------------
 1,354,693  Mutual Funds                                              1,354,693
                                                                      ---------


            Total investments in securities
                 (cost $48,870,555)                         99.23%  $48,028,171
            Other assets, less liabilities                   0.77%      373,404
                                                           -------  -----------
            TOTAL NET ASSETS                               100.00%  $48,401,575
                                                           =======  ===========

See accompanying notes to financial statements

[Graphic Obmitted]   [Information given as text]   [see pdf.file for graphic]


             GOVERNMENT SECURITIES PORTFOLIO COMPOSITION (Unaudited)

                Government Agency Bonds                 35.84%
                Mortgage Backed Securities              27.82%
                Treasury Notes/Bonds/Inflation
                    Protected Securities                25.67%
                Corporate Bonds                          7.10%
                Other                                    3.57%

                       STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 2007
                                                                    Government
                                                          Growth    Securities
Assets:                                                 Portfolio   Portfolio
                                                        ----------- -----------
        Investments in securities at fair value
          (cost $52,710,491 and $48,870,555)            $67,204,388 $48,028,171
        Accrued interest and dividends receivable            61,624     451,956
        Prepaid Expense                                         433         433
                                                        ----------- -----------
          Total assets                                  $67,266,445 $48,480,560
                                                        =========== ===========
Liabilities:
    Accrued expenses, including investment management
      and distribution expense payable to adviser,
      administrator and distributor (note 4)                106,695      62,682
    Payable to custodian-overdraft                            7,464      16,303
                                                        ----------- -----------
      Total liabilities                                     114,159      78,985
                                                        ----------- -----------
Net assets applicable to outstanding capital stock      $67,152,286 $48,401,575
                                                        =========== ===========
Net assets are represented by:
    Capital stock, authorized 20 million and
      10 million shares respectively;
      outstanding, at $.001 par (note 6)                     $3,725      $4,987
    Additional paid-in capital                           50,008,720  49,439,882
    Accumulated undistributed net investment gain           124,586      44,294
    Accumulated net realized gain (loss) on
      investments                                         2,521,358    (245,204)
    Unrealized appreciation (depreciation)               14,493,897    (842,384)
                                                        ----------- -----------
      Total net assets applicable to shares outstanding $67,152,286 $48,401,575
                                                        =========== ===========
Shares outstanding and net asset value per share:
        Institutional class net assets                  $66,680,820 $48,390,268
        Institutional shares of Capital Stock
          outstanding                                     3,698,607   4,986,596
        Net Asset Value and offering price per share -
          Institutional shares                               $18.03       $9.70

        Retail class net assets                           $471,466      $11,307
        Retail shares of Capital Stock outstanding          26,451        1,165
        Net Asset Value per share - Retail shares           $17.82        $9.70
        Maximum sales charge (note 4)                         0.84         0.30
                                                           -------       ------
        Maximum offering price to public                   $18.66        $10.00
                                                           =======       ======

        See accompanying notes to financial statements

                             STATEMENT OF OPERATIONS
                            Year Ended June 30, 2007

                                                                      Government
                                                           Growth     Securities
Investment income:                                        Portfolio   Portfolio
                                                         ----------   ----------
        Dividends                                        $  985,925  $   92,499
        Interest                                             19,426   2,082,800
        Other Income                                          2,309           -
                                                         ----------           -
          Total investment income                        $1,007,660  $2,175,299
                                                         ==========  ==========
Expenses:
        Investment advisory fees                         $  490,127  $  240,176
        Administration fees                                 163,376     120,088
        Accounting                                           21,634      16,226
        Directors' compensation                              12,866       9,384
        Securities pricing                                    5,390       5,113
        Other operating expenses                             59,785      42,981
                                                         ----------  ----------
          Total expenses                                    753,178     433,968
                                                         ----------  -----------
          Net investment income                          $  254,482  $1,741,331
                                                         ==========  ===========
Realized and unrealized gain on investments:
        Net realized gain                                $4,599,777  $   58,119
        Net unrealized appreciation (depreciation)
          Beginning of period                            12,047,351  (1,198,373)
          End of period                                  14,493,897    (842,384)
                                                         -----------  ---------
             Net unrealized appreciation                  2,446,546     355,989
                                                         ----------   ---------
             Net realized and unrealized gain on
               investments                                7,046,323     414,108
                                                         ----------  ----------
Net increase in net assets resulting from operations     $7,300,805  $2,155,439
                                                         =========== ==========


        See accompanying notes to financial statements


                                   STATEMENT OF CHANGES IN NET ASSETS
                                    Years Ended June 30, 2007 and 2006


                                                                                      Government
                                                      Growth Portfolio           Securities Portfolio
                                                 ---------------------------  ---------------------------

                                                  Year Ended     Year Ended    Year Ended    Year Ended
                                                 June 30, 2007 June 30, 2006  June 30, 2007 June 30, 2006
                                                 ------------- -------------  ------------  -------------
Operations:
    Net investment income                         $  254,482     $   64,108    $1,741,331    $ 1,483,338
    Net realized gain (loss) on investments        4,599,777      4,057,800        58,119       (117,568)
    Unrealized appreciation (depreciation)         2,446,546        417,819       355,989     (1,219,641)
                                                  ----------     ----------    ----------    -----------
      Net increase in net assets resulting
        from operations                            7,300,805      4,539,727     2,155,439        146,129

Distributions to shareholders from:
    Net investment income
      Institutional Class                            192,417         36,657     1,719,042      1,462,812
      Retail Class                                     1,587            363           665          1,227
                                                   ---------      ---------    ----------    -----------
                                                     194,004         37,020     1,719,707      1,464,039
                                                   ---------      ---------    ----------    -----------
    Net realized gains
      Institutional Class                          1,469,150              -             -              -
      Retail Class                                    12,815              -             -              -
                                                  ----------     ----------    ----------    -----------
                                                   1,481,965              -             -              -
                                                  ----------     ----------    ----------    -----------

    Total distributions                            1,675,969         37,020     1,719,707      1,464,039
                                                  ----------     ----------    ----------    -----------
Capital share transactions (note 6):
    Proceeds from sales                            9,543,512      9,530,293    10,436,650      9,091,213
    Payment for redemptions                      (14,090,539)   (11,008,967)  (10,704,305)   (12,602,026)
    Reinvestment of net investment income            142,986         27,151     1,236,256      1,042,030
    Reinvestment of net realized gains             1,089,502              -             -              -
                                                 -----------    -----------   -----------   ------------
         Total increase (decrease) from
           capital share transactions             (3,314,539)    (1,451,523)     968,601      (2,468,783)
                                                 -----------    -----------   -----------    ------------
         Total increase (decrease) in net assets   2,310,297      3,051,184     1,404,333     (3,786,693)

Net Assets:
    Beginning of period                           64,841,989     61,790,805    46,997,242     50,783,935
                                                ------------   ------------   -----------   ------------
    End of period                                $67,152,286   $ 64,841,989   $48,401,575   $ 46,997,242
                                                ============   ============   ===========   ============

Undistributed net investment income:             $   124,586   $     64,108   $    44,294   $     30,028
                                                ============   ============   ===========   ============

    See accompanying notes to financial statements


                                  GROWTH PORTFOLIO INSTITUTIONAL CLASS
                                         FINANCIAL HIGHLIGHTS
                           Years Ended June 30, 2007, 2006, 2005, 2004, and 2003

                                                   2007        2006         2005         2004        2003
                                               -----------  ----------  -----------  -----------  ----------
Net asset value:
   Beginning of period                          $16.55       $15.41       $14.29       $11.78       $12.27
   Income from investment operations
      Net investment income (loss)                0.07         0.02         0.01        (0.02)        0.00
      Net realized and unrealized gain
        (loss) on investments                     1.84         1.13         1.11         2.53        (0.49)
                                                 -----        -----        -----        -----        ------
   Total income (loss) from i
     nvestment operations                         1.91         1.15         1.12         2.51        (0.49)
                                                 -----        -----        -----        -----        ------
   Less distributions
   Dividends from net investment income          (0.05)       (0.01)        0.00  (a)    0.00  (a)    0.00
   Distribution from net realized gains          (0.38)        0.00         0.00         0.00         0.00
                                                 ------       -----        -----        -----         ----
      Total distributions                        (0.43)       (0.01)       0.00         0.00          0.00
                                                 ------       ------       -----        -----         ----
   End of period                                $18.03       $16.55       $15.41       $14.29       $11.78
                                                =======      =======      =======      =======      ======

Total return:                                    11.80%        7.46%        7.84%       21.31%       (3.99%)

Ratios/Supplemental data:
   Net assets, end of period               $66,680,820  $64,269,547  $61,105,824  $56,946,741  $47,152,162
   Ratio of expenses to average net assets        1.15%        1.17%        1.14%        1.17%        1.09%
   Ratio of net investment income (loss)
    to average net assets                         0.39%        0.10%        0.07%       (0.14%)       0.01%
   Portfolio turnover rate                       41.50%       41.17%       53.01%       50.68%      113.06%


   Per share amounts calculated on average shares outstanding

   (a) Distributions represent less than 1/2 of 1(cent)

   See accompanying notes to financial statements

                                      GROWTH PORTFOLIO RETAIL CLASS
                                         FINANCIAL HIGHLIGHTS
                            Years Ended June 30, 2007, 2006, 2005, 2004, and 2003

                                                       2007         2006         2005        2004       2003
                                                    ---------    ---------    ---------   ---------  ---------
Net asset value:
    Beginning of period                              $16.34       $15.21       $14.09      $11.59     $12.12
    Income from investment operations
      Net investment income (loss)                     0.07         0.02         0.01       (0.03)     (0.03)
      Net realized and unrealized gain (loss)
        on investments                                 1.84         1.12         1.11        2.53      (0.50)
                                                      -----        -----        -----       -----      ------
    Total income (loss) from investment operations     1.91         1.14         1.12        2.50      (0.53)
                                                      -----        -----        -----       -----      ------
    Less distributions
    Dividends from net investment income              (0.05)       (0.01)        0.00  (b)   0.00  (b)  0.00
    Distribution from net realized gains              (0.38)        0.00         0.00        0.00       0.00
                                                      ------       -----        -----       -----       ----
      Total distributions                             (0.43)       (0.01)        0.00        0.00       0.00
                                                      ------       ------       -----       -----       ----
    End of period (a)                                $17.82       $16.34       $15.21      $14.09     $11.59
                                                     =======      =======      =======     =======     ======

Total return: (a)                                     11.95%        7.49%        7.95%      21.58%     (4.37%)

Ratios/Supplemental data:
    Net assets, end of period                      $471,466     $572,442     $684,981    $832,115   $747,675
    Ratio of expenses to average net assets            1.15%        1.17%        1.14%       1.29%      1.39%
    Ratio of net investment income (loss) to
      average net assets                               0.39%        0.10%        0.07%      (0.27%)    (0.29%)
    Portfolio turnover rate                           41.50%       41.17%       53.01%      50.68%    113.06%

    Per share amounts calculated on average shares outstanding

    (a) Excludes maximum sales load of 4.5%
    (b) Distributions represent less than 1/2 of 1(cent)

    See accompanying notes to financial statements


                                         GOVERNMENT SECURITIES PORTFOLIO INSTITUTIONAL CLASS
                                                        FINANCIAL HIGHLIGHTS
                                         Years Ended June 30, 2007, 2006, 2005, 2004, and 2003

                                                    2007       2006         2005         2004         2003
                                                 ---------  ----------   -----------  -----------  ----------
Net asset value:
  Beginning of period                              $9.61        $9.88        $9.90       $10.23       $10.13
  Income from investment operations
     Net investment income                          0.35         0.30         0.30         0.32         0.39
     Net realized and unrealized gain (loss)
       on investments                               0.09        (0.28)       (0.02)       (0.33)        0.10
                                                   -----        ------       ------      ------        -----
  Total income (loss) from investment
     operations                                     0.44         0.02         0.28        (0.01)        0.49
                                                   -----        ------        -----       ------       -----
  Less distributions
  Dividends from net investment income             (0.35)       (0.29)       (0.30)       (0.32)       (0.39)
                                                   ------       ------       ------      ------       ------
     Total distributions                           (0.35)       (0.29)       (0.30)       (0.32)       (0.39)
                                                   ------       ------       ------      ------       ------
  End of period                                    $9.70        $9.61        $9.88        $9.90       $10.23
                                                   ======       ======       ======      ======       ======

Total return:                                       4.62%        0.27%        2.91%       (0.04%)       4.90%

Ratios/Supplemental data:
  Net assets, end of period                  $48,390,268  $46,966,952  $50,737,390  $52,508,132  $58,985,045
  Ratio of expenses to average net assets           0.91%        0.93%        0.89%        0.91%        0.83%
  Ratio of net investment income to
    average net assets                              3.60%        3.03%        3.03%        3.21%        3.82%
  Portfolio turnover rate                          11.02%       16.95%        8.03%       38.96%       21.68%


  Per share amounts calculated on average shares outstanding


  See accompanying notes to financial statements


                                         GOVERNMENT SECURITIES PORTFOLIO RETAIL CLASS
                                                    FINANCIAL HIGHLIGHTS
                                     Years Ended June 30, 2007, 2006, 2005, 2004, and 2003

                                                         2007      2006      2005      2004      2003
                                                       --------  --------  --------  --------  ---------
Net asset value:
    Beginning of period                                  $9.61     $9.88     $9.90    $10.23     $10.13
    Income from investment operations
      Net investment income                               0.35      0.30      0.30      0.30       0.36
      Net realized and unrealized gain (loss)
        on investments                                    0.07     (0.28)    (0.02)    (0.35)      0.09
                                                         -----     ------    ------    ------     -----
    Total income (loss) from investment operations        0.42      0.02      0.28     (0.05)      0.45
                                                         -----     ------    ------    ------     -----
    Less distributions
    Dividends from net investment income                 (0.33)    (0.29)    (0.30)    (0.28)     (0.35)
                                                         ------    ------    ------    ------     ------
      Total distributions                                (0.33)    (0.29)    (0.30)    (0.28)     (0.35)
                                                         ------    ------    ------    ------     ------
    End of period (a)                                    $9.70     $9.61     $9.88     $9.90     $10.23
                                                         ======    ======    ======    ======    ======

Total return: (a)                                         4.62%     0.27%     2.94%    (0.26%)     4.56%

Ratios/Supplemental data:
    Net assets, end of period                          $11,307   $30,290   $46,545   $58,494   $260,342
    Ratio of expenses to average net assets               0.91%     0.93%     0.89%     1.15%      1.13%
    Ratio of net investment income to
     average net assets                                   3.60%     3.03%     3.03%     2.97%      3.52%
    Portfolio turnover rate                              11.02%    16.95%     8.03%    38.96%     21.68%


    Per share amounts calculated on average shares outstanding

    (a) Excludes maximum sales load of 3.0%


    See accompanying notes to financial statements

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2007


1.     ORGANIZATION
       Stratus Fund, Inc. (the Fund) is a Minnesota corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At June 30, 2007, the following series were authorized and had shares outstanding:

           Growth Portfolio                    Government Securities Portfolio

       Both the Growth Portfolio and the Government Securities Portfolio (each a Portfolio and collectively the Portfolios) have two classes of shares authorized and outstanding: retail and institutional.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       The following is a summary of significant accounting policies employed by the Fund in preparing its Portfolios' financial statements.

       Use of Estimates: In preparing its Portfolios' financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

       VALUATION OF INVESTMENTS
       Investment securities are carried at fair value determined using the following valuation methods:

       o Securities traded on a national or regional stock exchange or included in the NASDAQ National Market System are valued at the last quoted sales price as reported by an independent pricing service. Investments in mutual funds are valued at the quoted net asset value for the fund. Debt securities held by the Portfolios are valued using market quotations.
       o In the event that the price of a security is not available from the pricing services, one or more brokerage firms are contacted to obtain the most recent price available for the security.
       o Securities including bonds, restricted securities, or other assets for which reliable recent market quotations are not readily available are valued at fair market value as determined in good faith under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

       All securities are valued at the close of each business day.

       The Growth Portfolio is authorized to purchase exchange-traded put and call options. At June 30, 2007, the Growth Portfolio had no such exchange traded options nor were any purchased during the year then ended.

       The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short-sale). When a Portfolio makes a short-sale, it must borrow the security sold short and deliver it to the buyer. The proceeds from the short-sale will be retained by the broker-dealer through which it made the short-sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the security and may be obligated to remit any interest received on such borrowed securities. A gain or loss is recognized upon the termination of the short sale, if the market price at termination is less than or greater than the proceeds originally received. The Portfolios did not enter into any short sale transactions for the year ended June 30, 2007.

       SECURITY TRANSACTIONS AND INVESTMENT INCOME
       Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Amortization of premium and accretion of discount is accrued daily using the constant yield method and is included in interest income. Realized investment gains and losses are determined by specifically identifying the issue sold.

       EXPENSES
       With the exception of class specific expenses, each Portfolio allocates expenses as well as revenue and gains and losses to its classes based on relative net assets to total Portfolio net assets. Class specific expenses are borne solely by that class.

       FEDERAL INCOME TAXES
       It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute substantially all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by the Federal law. Consequently, no liability for Federal income taxes is required. Internal Revenue Code requirements regarding distributions may differ from amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, accumulated undistributed net investment income or accumulated net realized gain/loss, as appropriate in the period that the differences arise. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax. There will be no net realized gain distributions until the net realized capital loss carry forwards have been offset or expired.

       DISTRIBUTION TO SHAREHOLDERS
       Dividends to shareholders are recorded on the ex-dividend date. The Government Securities Portfolio declares dividends monthly and the Growth Portfolio may declare dividends annually. The dividends declared become payable immediately. Net realized gains, if any, are distributed annually.

       NEW ACCOUNTING PRONOUNCEMENTS
       In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. Guidance provided in a no-action letter from the Securities and Exchange Commission indicates that the Fund is required to implement FIN 48 no later than December 31, 2007, for its net asset value calculation and semi-annual financial statements at that date. The Fund is in the process of evaluating the impact, if any, of the adoption of FIN 48 on the financial statements and financial highlights.

       In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements," which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007. The Fund is in the process of evaluating the impact of the adoption of SFAS No. 157 on the financial statements and financial highlights.

3.     FEDERAL INCOME TAX INFORMATION
       Distributions paid during the years ended June 30, 2007 and 2006, totaled $194,004 and $37,020 for the Growth Portfolio, respectively, and $1,719,707 and $1,464,039 for the Government Securities Portfolio, respectively, and were all characterized as ordinary income for tax purposes. For the year ended June 30, 2007 the Growth Portfolio distributed realized gains of $1,481,965, which are characterized as long term capital gains for tax purposes.

       The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

       As of June 30, 2007, the components of the tax basis cost of investments and net unrealized appreciation for the Growth Portfolio and Government Securities Portfolio were as follows:
                                                                     Government
                                                          Growth     Securities
                                                        ----------- -----------
       Federal tax cost of investments                  $52,748,928 $48,870,555
                                                        =========== ===========

       Unrealized appreciation                          $14,679,459     55,994
       Unrealized depreciation                             (223,999)  (898,378)
                                                        -----------  ----------
       Net unrealized appreciation (depreciation)       $14,455,460  $(842,384)
                                                        ===========  ==========

       As of June 30, 2007 the components of distributable earnings on a tax basis were as follows:
                                                                     Government
                                                          Growth     Securities
                                                       -----------   ----------
       Net unrealized appreciation (depreciation)      $14,455,460   $(842,384)
                                                       ===========   ==========
       Undistributed ordinary income                   $   124,586   $  44,294
                                                       ===========   ==========
       Accumulated capital losses                      $         -   $(245,204)
                                                       ===========   ==========

       The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The Government Securities Portfolio had unused capital loss carryforwards of $245,204, available for federal income tax purposes, at June 30, 2007, which expire as follows: $42,576 in 2008, $55,501 in 2011,
       $75,380 in 2012, $24,307 in 2013, $3,160 in 2014 and $44,280 in 2015.

       The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statements and income tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

4.     FEES, EXPENSES AND RELATED PARTY TRANSACTIONS
       INVESTMENT ADVISORY SERVICES
       The Fund and its Portfolios have retained a related company, Union Investment Advisors, Inc. (the Adviser) as the investment adviser for the Fund's assets.

       Under the investment advisory agreement the Adviser receives fees for services rendered at the following rates per annum of the average daily net assets of the Portfolios:

              Portfolio                      Annual Fee Rate
              -----------------------------  ---------------
              Growth                                .75%
              Government Securities                 .50%

       ADMINISTRATIVE SERVICES; TRANSFER AGENT; CUSTODIAN
       The Fund has retained Adminisystems, Inc. (the Administrator) to act as transfer agent and administrator to provide all necessary record keeping and share transfer services for the Fund. The Administrator is a related party to the Fund. The agreement provides that each Portfolio will pay an administrative fee to the Administrator equal to .25% per annum of average daily net assets. The Fund has retained Union Bank & Trust Company, a related party, as custodian for the Fund's assets. The Portfolios have recorded amounts payable to the custodian reflecting overdrafts which occur in the ordinary course of business due to the timing of settlements.

       DISTRIBUTION SERVICES
       The Fund has selected Nelnet Capital, LLC (the Distributor), a company related through common management to the Adviser and Union Bank & Trust Company, to act as the underwriter and distributor of the fund's shares. Retail shares for the Growth portfolio include a maximum sales charge of 4.5%. Retail shares for the Government Securities portfolio include a maximum sales charge of 3.0%. For sales of both Portfolios of $50,000 or more, the sales charge is reduced.

       FEES
       Under the terms of the advisory and administrative agreements outlined above, the Portfolios collectively incurred $730,303 and $283,464 for such services.

       At June 30, 2007, the following accrued investment advisory and administrative fees were payable to the Adviser and Administrator.

                                         Payable to    Payable to
                                          Adviser    Administrator    Total
                                          -------    -------------    -----
      Growth Portfolio                    $42,036       $14,012      $56,048
      Government Securities Portfolio      19,839         9,920       29,759

       BROKERAGE SERVICES
       In addition to the amounts paid by the Portfolios under advisory, custodian, and administration agreements, the Portfolios can use Nelnet Capital, LLC, a related party, to effect security trades on their behalf. For the year ended June 30, 2007, the Portfolios did not use Nelnet Capital, LLC to effect any security trades. As is customary in the industry, the investment adviser evaluates the pricing and ability to execute the transactions in selecting brokers to effect trades.

       OWNERSHIP OF FUND SHARES BY MANAGEMENT
       At June 30, 2007, directors, officers and employees of the Fund, the Adviser and Administrator and their immediate families held the following in each Portfolio under UBATCO & Co., nominee name for Union Bank and Trust Company:
                                                             Shares       Value
                                                             ------       -----
       Growth Portfolio Institutional Class                   33,971    $612,501
       Growth Portfolio Retail Class                             871      15,530
       Government Securities Portfolio Institutional Class    12,360     119,888
       Government Securities Portfolio Retail Class                -           -

       At June 30, 2007, UBATCO & Co. held the following in each Portfolio:
                                                             Shares      Value
                                                             ------      -----
       Growth Portfolio Institutional Class                3,689,884 $66,528,605
       Growth Portfolio Retail Class                          15,843     282,328
       Government Securities Portfolio Institutional Class 4,983,056  48,335,641
       Government Securities Portfolio Retail Class              886       8,593

5.     SECURITIES TRANSACTIONS
       Purchases of securities and proceeds from sales, excluding short-term securities and US Government obligations, were as follows for each
       Portfolio:

                                                                     Proceeds
                                       Purchases      Proceeds      From Calls
                                       Of Securities  From Sales    & Maturities
                                       -------------  ----------    ------------

       Growth Portfolio                  $26,265,957    $28,794,019  $        -
       Government Securities Portfolio             -              -   1,000,000

6.     CAPITAL SHARE TRANSACTIONS
       The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.001 per share.

       Transactions in the capital stock of each Portfolio for the year ended June 30, 2007 were as follows:
                                                   Growth             Growth
                                                  Portfolio          Portfolio
                                            Institutional Shares   Retail Shares
                                            --------------------   -------------
           Transactions in shares:
                Shares sold                      556,331                 319
                Shares redeemed                 (812,991)             (9,743)
                Reinvested dividends              71,798                 852
                                                ---------             -------
                Net decrease                    (184,862)             (8,572)
                                                =========             =======

       Transactions in dollars:
                Dollars sold                 $ 9,538,211           $   5,301
                Dollars redeemed             (13,924,426)           (166,113)
                Reinvested dividends           1,218,209              14,279
                                             ------------           ----------
                Net decrease                 $(3,168,006)          $(146,533)
                                             ============          ==========

                                            Government           Government
                                      Securities Portfolio  Securities Portfolio
                                       Institutional Shares     Retail Shares
                                       --------------------     -------------
          Transactions in shares:
               Shares sold                   1,067,833                     -
               Shares redeemed              (1,093,266)               (2,054)
               Reinvested dividends            126,546                    68
                                            ----------                -------
               Net increase (decrease)         101,113                (1,986)
                                            ==========                =======

                                            Government           Government
                                      Securities Portfolio  Securities Portfolio
                                       Institutional Shares     Retail Shares
                                       --------------------     -------------
          Transactions in dollars:
               Dollars sold                $10,436,650              $      -
               Dollars redeemed            (10,684,098)              (20,207)
               Reinvested dividends          1,235,591                   665
                                           -----------              ---------
               Net increase (decrease)        $988,143              $(19,542)
                                           ===========              =========


       Transactions in the capital stock of each Portfolio for the year ended June 30, 2006 were as follows:
                                              Growth                 Growth
                                            Portfolio              Portfolio
                                      Institutional Shares       Retail Shares
                                      --------------------       -------------
          Transactions in shares:
               Shares sold                    576,972                   2,470
               Shares redeemed               (659,471)                (12,506)
               Reinvested dividends             1,638                      22
                                              --------                --------
               Net decrease                   (80,861)                (10,014)
                                              ========                ========

          Transactions in dollars:
               Dollars sold                $9,490,607               $  39,686
               Dollars redeemed           (10,810,274)               (198,693)
               Reinvested dividends            26,799                     352
                                          ------------              ----------
               Net decrease               $(1,292,868)              $(158,655)
                                          ============              ==========


                                           Government            Government
                                     Securities Portfolio   Securities Portfolio
                                      Institutional Shares      Retail Shares
                                      --------------------      -------------
          Transactions in shares:
               Shares sold                    934,082                    132
               Shares redeemed             (1,292,788)                (1,803)
               Reinvested dividends           107,201                    109
                                           -----------                -------
               Net decrease                  (251,505)                (1,562)
                                           ===========                =======

          Transactions in dollars:
               Dollars sold               $ 9,089,926               $  1,287
               Dollars redeemed           (12,584,558)               (17,468)
               Reinvested dividends         1,040,968                  1,062
                                          ------------              ---------
               Net decrease               $(2,453,664)              $(15,119)
                                          ============              =========

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of
Stratus Fund, Inc.
Lincoln, Nebraska

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Stratus Fund, Inc. (the "Fund"), compromising the Growth Portfolio and the Government Securities Portfolio, as of June 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Stratus Fund, Inc. as of June 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Lincoln, Nebraska
August 16, 2007

                                   (Unaudited)


DIRECTORS AND EXECUTIVE OFFICERS

The Fund is governed by a Board of Directors which is responsible for protecting the interests of the Fund's shareholders under Minnesota law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Adviser.

The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are given below:

DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND

                            Director    Position Held    Principal Occupation During
Name, Address and Age       Since       With Fund        Last Five Years                   Other Directorships
---------------------       -----       ---------        ---------------                   -------------------
Thomas C. Smith (62)        1993        Director         Chairman and Chief Executive      None
1225 "L" Street                                          Officer, SMITH HAYES Financial
Suite 200                                                Services Corporation Lincoln,
Lincoln, Nebraska  68508                                 Nebraska
R. Paul Hoff (72)           1993        Director         Retired                           None
2543 Bluff Road
Seward, Nebraska  68434
Edson L. Bridges III (48)   1993        Director         Vice President and Director of    Director, Bridges
8401 W. Dodge Road, #256                                 Bridges Investment Counsel Inc.   Investment Fund, Inc.
Omaha, Nebraska  68114                                   (registered investment adviser).
James J. DeMars (63)        2004        Director         Partner of DeMars, Gordon,        None
P.O. Box 81607                                           Olson & Zalewski (law firm)
Lincoln, Nebraska 68501


                                       28

DIRECTORS WHO ARE INTERESTED PERSONS OF THE FUND

                           Director    Position(s)       Principal Occupation During   Other
Name, Address and Age      Since       Held With Fund    Last Five Years               Directorships
---------------------      ----------  --------------    ---------------               -------------
Jon Gross (37)*            2004        President,        Senior Vice President and     None
6801 S. 27th Street                    Chief Executive   Investment Officer, Union
Lincoln, Nebraska  68501               Officer, and      Bank and Trust Company;
                                       Interested        Chief Executive Officer,
                                       Director          Adminisystems, Inc.;
                                                         President, Union Investment
                                                         Advisors, Inc.; Director,
                                                         Nelnet Capital, LLC.
-----------------------------------------------------------------------
*Mr. Gross is considered an interested person of the Fund because he is an officer and director of the adviser to, and managing director of the principal underwriter of, the Fund.


EXECUTIVE OFFICERS

                           Officer    Position(s) Held   Principal Occupation During Last Five
Name, Address and Age      Since      With Fund          Years
---------------------      ---------  ----------------   -------------------------------------
Jon Gross (37)             2003       President, Chief   Senior Vice President and Investment
6801 S. 27th Street                   Executive          Officer, Union Bank and Trust Company;
Lincoln, Nebraska  68501              Officer, and       Chief Executive Officer,
                                      Interested         Adminisystems, Inc.; President, Union
                                      Director           Investment Advisors, Inc.; Director,
                                                         Nelnet Capital, LLC.
Jeffrey Jewell (35)        2003       Vice President     Assistant Vice President, Union Bank
                                      and Chief          and Trust Company; Vice President,
                                      Financial Officer  Adminisystems, Inc.
Tanya Lebsock (38)         2003       Secretary and      Trust Compliance Officer, Union Bank
                                      Chief Compliance   and Trust Company.
                                      Officer

The Fund's statement of additional information includes additional information about the Fund's directors and is available upon request, without charge, by calling (888) 769-2362.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of Stratus Fund, Inc. oversees the management of the Fund and its investment portfolios, the Government Securities Portfolio and Growth Portfolio (the "Portfolios"), and as required by law, determines annually whether to approve the continuance of the Investment Advisory Agreement between the Fund and Union Investment Advisors ("UIA"). At a meeting held on July 26, 2007, the Board of Directors (the "Board"), including all of the independent directors, approved the continuance of the Investment Advisory Agreement for another year.

In preparation for the meeting, the Board received and evaluated information supplied by UIA in response to a letter prepared by counsel to the Fund requesting information relevant to approval of the Investment Advisory Agreement. The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Investment Advisory Agreement.

The Board reviewed the services provided by UIA under the Investment Advisory Agreement. The Board reviewed the credentials and experience of the officers of UIA providing services under the Investment Advisory Agreement and concluded that UIA is providing services in accordance with the Investment Advisory Agreement. Based on such review, the Board concluded that the range of services provided by UIA under the Investment Advisory Agreement was appropriate.

The Board reviewed the performance of the Portfolios during the past one, three, five and ten year periods against the performance of funds advised by other advisors with investment strategies comparable to those of the Portfolios, and the performance of the Portfolios relative to benchmark indices. The Board noted that the performance of the Portfolios was in line with that of funds in their peer group and their benchmark indices.

The Board reviewed the advisory fee rate for the Portfolios under the Investment Advisory Agreement. The Board compared effective contractual advisory fee rates and total expense ratios for comparable funds at a common asset levels and noted that the advisory expenses and total expenses of the Fund are lower than that of funds advised by other advisors with investment strategies comparable to those of the Portfolios.

The Board considered the overall performance of UIA in providing investment advisory and portfolio administrative services to the Fund, and concluded that such performance was satisfactory.

The Board reviewed information concerning the profitability of UIA and its financial condition. The Board considered the overall profitability of UIA as well as the profitability of UIA in connection with managing the Fund. The Board concluded that the compensation to be paid by the Fund under the Investment Advisory Agreement was not excessive.

In determining whether to continue the Investment Advisory Agreement for the Fund, the Board also considered the prior relationship between UIA and the Fund, as well as the Board's knowledge of UIA's operations. The Board noted that substantially all of the investors in the Fund have a relationship with Union Bank & Trust Company, an affiliated company of UIA.

Taking into account all of these factors, the Board determined that UIA's services, performance and fees were satisfactory and reasonable. The Board further determined that the information provided by UIA on comparative expenses and services supported their conclusion that the advisory fees under the Investment Advisory Agreement are reasonable. Accordingly, the Board approved the continuation of the Investment Advisory Agreement.

OTHER INFORMATION

The Fund provides a complete list of its portfolio holdings four times each fiscal year as of the end of each quarter. For the second and fourth fiscal quarters, the lists appear in the Fund's semi-annual and annual reports to shareholders. For the first and third fiscal quarters, the Fund files the list with the Securities and Exchange Commission on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You can obtain information on the operation of the public reference room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file number for the Fund is 811-6259. The Fund makes the information on Form N-Q available to shareholders upon request made by calling (888) 769-2362.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request made by calling (888) 769-2362. The information is also available on the SEC website at www.sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2007, is available, without charge, upon request made by calling (888) 769-2362. The information is also available on the SEC website at www.sec.gov.

Item 2.  Code of Ethics

           As of the end of the period covered by this report, Stratus Fund, Inc. (the "Fund") had adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the "Code"). The Code is intended to promote honest and ethical conduct, full, fair and timely disclosure in reports and documents that the Fund files with the Securities and Exchange Commission ("SEC") and compliance with applicable laws and regulations. There were no amendments to the Code during the period covered by this report. The Fund did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.

Item 3.  Audit Committee Financial Expert

           The Fund's Board of Directors has determined that at the present time, none of the members of the Audit Committee of the Board of Directors meets the definition of the term "audit committee financial expert" as adopted by the SEC. That definition requires that a person have prepared or audited investment company financial statements in order to qualify as an "audit committee financial expert."

           The Fund's Audit Committee consists of three independent directors, each of whom has been selected based upon the Board's determination that they are fully qualified to monitor the performance of the Fund's independent auditors and management's reporting of the Fund's financial condition and results of operations. The Audit Committee has the authority to retain independent consultants and experts whenever it deems appropriate.

Item 4.  Principal Accountant Fees and Services

Audit Fees
           Deloitte & Touche, LLP, the Fund's independent auditor, billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

                                     Percentage of                 Percentage of
                                      Fees in FY                    Fees in FY
                                    2007 Provided                 2006 Provided
                                     Pursuant to                   Pursuant to
                     Fees Billed in  Pre-Approved  Fees Billed in  Pre-Approved
                        FY 2007        Policies       FY 2006        Policies
                        ------      -------------    ----------      -------

Audit Fees              $28,969          0.00          $22,925          0.00
Audit Related Fees        2,956          0.00            2,705          0.00
Tax Fees                  5,935          0.00            4,600          0.00
All Other Fees                0          0.00                0          0.00
                              -          ----                -          ----
           Total Fees   $37,860          0.00          $30,230          0.00

Audit fees were paid for professional services rendered for the audit of the Fund's financial statements and for services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years. Audit related services were rendered for assurance and related services to the Fund that are reasonable related to the performance of the audit of the Fund's financial statements but are not reported as audit fees. Fees paid for tax services were for professional services relating to tax compliance, tax advice and tax planning.

Other Fees
           Deloitte & Touche billed the Fund aggregate non-audit fees of $4,600 for the fiscal year ended June 30, 2006, and $5,935 for the fiscal year ended June 30, 2007, for non-audit related services. The Fund's Audit Committee approves each engagement of Deloitte & Touche to perform non-audit related services for the Fund. It has not adopted any pre-approval policies or procedures for such non-audit related services. The Audit Committee considered whether services provided by Deloitte & Touche to the Fund's investment adviser or any affiliate of the Fund's investment adviser is compatible with maintaining the independence of Deloitte & Touche, and determined that Deloitte & Touche's independence would not be compromised.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

     A schedule of investments for the Fund's investment portfolios is included as a part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

     There were no changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors during the period covered by this report.

Item 11.  Controls and Procedures

     An evaluation was performed by the officers of Stratus Fund, Inc. (the "Fund"), including the principal executive officer and principal financial officer, of the effectiveness and design of the Fund's disclosure controls and procedures. Based on that evaluation, which was conducted within 90 days of the filing date of this report, the Fund's principal executive officer and principal financial officer concluded that the Fund's disclosure controls and procedures were reasonably designed and effectively operate so as to insure that material information relating to the Fund is made known to management of the Fund, including the principal executive officer and principal financial officer. There have been no significant changes in the Fund's internal controls over financial reporting during the Fund's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Fund's internal controls over financial reporting.

Item 12.  Exhibits

(a)   (1)   Code of Ethics for Principal Executive and Senior Financial Officers
            is incorporated by reference to Exhibit 12(a)(1) to the Fund's
            Certified Shareholder Report for the June 30, 2005 reporting period.
      (2)   Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act.
      (3)   Not applicable.

(b) Certifications required by Section 1350 of Chapter 63 of Title 18 of the United States Code.




SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Stratus Fund, Inc.

By /s/ Jon C. Gross
      ----------------------------
       Jon C. Gross
       President
       (Principal Executive Officer)

Date:  August 28, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jon C. Gross
      ----------------------------
       Jon C. Gross
       President
       (Principal Executive Officer)

Date:  August 28, 2007


By /s/ Jeffrey Jewell
      -------------------------------
       Jeffrey Jewell
       Vice-President and Chief Financial Officer
       (Principal Financial Officer)

Date:  August 28, 2007